MEDIA RELEASE
Exhibit 99.1
Rocket Lab Announces Full Year & Fourth Quarter 2024 Financial Results, Posts Record Revenue Representing 26% Sequential Growth, 78% Annual Growth and 121% Year-on-Year Quarterly Growth
Long Beach, California. February 27, 2025 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab”, “the Company”, “we,” “us,” or “our”), a global leader in launch services and space systems, today shared the financial results for fiscal fourth quarter, ended December 31, 2024.
Rocket Lab founder and CEO, Sir Peter Beck, said: “2024 was a record-setting year for Rocket Lab, with our highest annual revenue ever posted of $436.2 million and a record Q4 2024 revenue of $132.4 million – a 382% increase compared to Q4 2021, our first full quarter following our debut on the Nasdaq as a publicly-traded company. Top achievements across launch and space systems include a record number of 16 launches for Electron in 2024 (a 60% increase in launch cadence compared to 2023) and more than $450 million in newly-secured launch and space systems contracts. We rounded out the year with significant advancement across the Neutron program ahead of a planned debut launch in the second half of 2025. The Company’s strong performance across launch and space systems is foundational to Rocket Lab’s momentum toward delivering its own satellite service as a truly end-to-end space company. This has been bolstered in Q1 2025 with the introduction of our new constellation-class satellite platform designed for mass manufacture, named Flatellite. Applicable to national security, defense, and commercial services, the new satellite also signals a bold, strategic step toward potential paths for operating our own future constellation.”
Business Highlights for the Full Year & Fourth Quarter 2024, plus updates since December 31, 2024.
Launch:
•Achieved a record year of 16 Electron launches in 2024, up 60% on the year prior, with a booked manifest which supports more than 20 Electron and HASTE launches for 2025 across both single satellite and constellation deployment missions and hypersonic technology test missions.
•Signed a second multi-launch Electron contract in Q1 2025 with Institute for Q-shu Pioneers of Space, Inc. (iQPS), a Japan-based Earth imaging company. Along with an earlier multi-launch contract signed in 2024 with iQPS, the combined contracts represent one of the largest Electron launch agreements to date.
•Selected by Kratos to support a $1.45 billion five-year federal contract for hypersonic flight testing under the MACH-TB 2.0 Contract Award.
•Successfully completed the fourth of five dedicated launches for Kineis in Q1 2025, with Electron expected to launch the fifth and final mission in the coming weeks to complete full constellation deployment in less than a year for the French Internet-of-Things (IoT) constellation operator.
•Revealed details about Rocket Lab’s plans for a new ocean landing platform for Neutron missions returning to Earth. Named ‘Return On Investment,’ the landing platform is expected to open space access further by enabling even more mission opportunities that require maximum Neutron performance.
•Shared progress on Neutron’s development ahead of planned debut launch of the new reusable medium-lift rocket in the second half of 2025.
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Space Systems:
•Introduced a new low-costsatellite tailored for mass manufacture to serve large satellite constellations. Named Flatellite, the satellite is a scalable and resilient platform that offers high-speed connectivity and remote sensing capabilities. It has been designed to meet the needs of the national security, defense, and commercial markets, and signals a potential next step in Rocket Lab developing, launching and operating its own constellation to deliver data and services from space.
•Celebrated mission success for the latest Rocket Lab Pioneer spacecraft which successfully operated in space, then returned to Earth, Varda’s latest orbital processing and hypersonic reentry mission.
•Rocket Lab’s third Pioneer spacecraft produced for Varda has already been completed and delivered for launch in early March, the second that Rocket Lab has delivered for launch within a month.
•Completed significant program milestones across two Rocket Lab spacecraft programs advancing U.S. national defense: comprehensive multi-day design reviews for Rocket Lab’s 18 spacecraft program for the Space Development Agency’s (SDA) Tranche 2 Transport Layer-Beta (T2TL-Beta) constellation, and for the U.S. Space Force’s VICTUS HAZE program, a $32 million responsive space mission with Electron and Rocket Lab’s own spacecraft that will launch with only 24 hours’ notice.

First Quarter 2025 Guidance
For the first quarter of 2025, Rocket Lab expects:
•Revenue between $117 million and $123 million.
•GAAP Gross Margins between 25% and 27%.
•Non-GAAP Gross Margins between 30% and 32%.
•GAAP Operating Expenses between $93 million and $95 million.
•Non-GAAP Operating Expenses between $77 million and $79 million.
•Expected Interest Expense (Income), net $2.7 million.
•Adjusted EBITDA loss of $33 million and $35 million.
•Basic Weighted Average Common Shares Outstanding of 458 million, excluding approximately 51 million of Series A Convertible Participating Preferred Stock.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q1 2025 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $16 million to $18 million in Q1 2025.
Conference Call Information
Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our fourth quarter, to provide our outlook for the first quarter, and other updates.
The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events
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+ Rocket Lab Investor Relations Contact
Patrick Vorenkamp
investors@rocketlabusa.com
+ Rocket Lab Media Contact
Murielle Baker
media@rocketlabusa.com
About Rocket Lab
Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier, and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle, a family of flight-proven spacecraft, and the Company is developing the large Neutron launch vehicle for constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered more than 200 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch pad in Virginia. To learn more, visit www.rocketlabusa.com.
FORWARD LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations of financial results for the first quarter of 2025, launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development and anticipated timeline to launch, operational expansion and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.rocketlabusa.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
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+ USE OF NON-GAAP FINANCIAL MEASURES
We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:
+ ADJUSTED EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.
+ OTHER NON-GAAP FINANCIAL MEASURES
Non-GAAP gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.
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ROCKET LAB USA, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2024 AND 2023
(unaudited; in thousands, except share and per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Revenues:
Product revenues	$84,003	$47,868	$289,851	$156,560
Service revenues	48,385	12,123	146,363	88,032
Total revenues	132,388	59,991	436,214	244,592
Cost of revenues:
Cost of product revenues	60,620	31,104	213,835	115,342
Cost of service revenues	34,951	13,395	106,230	77,841
Total cost of revenues	95,571	44,499	320,065	193,183
Gross profit	36,817	15,492	116,149	51,409
Operating expenses:
Research and development, net	48,255	37,488	174,394	119,054
Selling, general and administrative	40,111	25,887	131,556	110,273
Total operating expenses	88,366	63,375	305,950	229,327
Operating loss	(51,549)	(47,883)	(189,801)	(177,918)
Other income (expense):
Interest expense, net	(1,778)	(1,405)	(3,954)	(4,248)
Gain (loss) on foreign exchange	378	(394)	(87)	(470)
Other income, net	1,279	196	4,431	3,715
Total other income (expense), net	(121)	(1,603)	390	(1,003)
Loss before income taxes	(51,670)	(49,486)	(189,411)	(178,921)
Provision for income taxes	(675)	(1,011)	(764)	(3,650)
Net loss	$(52,345)	$(50,497)	$(190,175)	$(182,571)
Net loss per share attributable to Rocket Lab USA, Inc.:
Basic and diluted	$(0.10)	$(0.10)	$(0.38)	$(0.38)
Weighted-average common shares outstanding:
Basic and diluted	501,748,897	486,959,454	495,929,861	481,768,060
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ROCKET LAB USA, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2024 AND 2023
(unaudited; in thousands, except share and per share data)

	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$271,042	$162,518
Marketable securities, current	147,948	82,255
Accounts receivable, net	36,440	35,176
Contract assets	63,108	12,951
Inventories	119,074	107,857
Prepaids and other current assets	55,009	66,949
Assets held for sale	—	9,016
Total current assets	692,621	476,722
Non-current assets:
Property, plant and equipment, net	194,838	145,409
Intangible assets, net	58,637	68,094
Goodwill	71,020	71,020
Right-of-use assets - operating leases	53,664	59,401
Right-of-use assets - finance leases	14,396	14,987
Marketable securities, non-current	60,686	79,247
Restricted cash	4,260	3,916
Deferred income tax assets, net	3,010	3,501
Other non-current assets	31,210	18,914
Total assets	$1,184,342	$941,211
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$53,059	$29,303
Accrued expenses	19,460	5,590
Employee benefits payable	20,847	16,342
Contract liabilities	216,160	139,338
Current installments of long-term borrowings	12,045	17,764
Other current liabilities	17,954	15,036
Total current liabilities	339,525	223,373
Non-current liabilities:
Convertible senior notes, net	345,392	—
Long-term borrowings, excluding current installments	44,049	87,587
Non-current operating lease liabilities	51,965	56,099
Non-current finance lease liabilities	14,970	15,238
Deferred tax liabilities	891	426
Other non-current liabilities	5,097	3,944
Total liabilities	801,889	386,667
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Preferred stock, $0.0001 par value; authorized shares: 100,000,000; no shares issued and outstanding at December 31, 2024 and December 31, 2023	—	—
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued and outstanding shares: 504,453,785 and 488,923,055 at December 31, 2024 and December 31, 2023, respectively	50	49
Additional paid-in capital	1,198,909	1,176,484
Accumulated deficit	(813,701)	(623,526)
Accumulated other comprehensive (loss) income	(2,805)	1,537
Total stockholders’ equity	382,453	554,544
Total liabilities and stockholders’ equity	$1,184,342	$941,211
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ROCKET LAB USA, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023
(unaudited; in thousands)

	Years Ended December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(190,175)	$(182,571)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	33,655	29,744
Stock-based compensation expense	56,816	53,461
Gain on disposal of assets	(2,828)	(111)
Loss on extinguishment of long-term debt	1,330	1,732
Amortization of debt issuance costs and discount	3,091	2,904
Noncash lease expense	5,951	5,787
Change in the fair value of contingent consideration	(218)	1,343
Accretion of marketable securities purchased at a discount	(2,901)	(4,571)
Deferred income taxes	599	708
Changes in operating assets and liabilities:
Accounts receivable, net	(1,428)	1,452
Contract assets	(50,161)	(3,501)
Inventories	(12,398)	(15,562)
Prepaids and other current assets	7,591	(14,586)
Other non-current assets	(12,922)	(11,470)
Trade payables	24,800	15,585
Accrued expenses	9,086	(3,275)
Employee benefits payable	5,304	5,484
Contract liabilities	76,865	30,992
Other current liabilities	3,249	(7,563)
Non-current lease liabilities	(6,405)	(5,076)
Other non-current liabilities	2,209	227
Net cash used in operating activities	(48,890)	(98,867)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(67,093)	(54,707)
Proceeds on disposal of assets, net	12,542	3,660
Cash paid for business combinations and asset acquisitions, net of acquired cash and restricted cash	—	(18,966)
Purchases of marketable securities	(162,161)	(207,266)
Maturities of marketable securities	116,242	269,204
Sale of marketable securities	2,143	20,093
Net cash (used in) provided by investing activities	(98,327)	12,018
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options	3,507	2,444
Proceeds from Employee Stock Purchase Plan	5,683	4,988
Proceeds from sale of employees restricted stock units to cover taxes	35,254	15,995
Minimum tax withholding paid on behalf of employees for restricted stock units	(35,336)	(15,722)
Payment of contingent consideration	—	(1,000)
Finance lease principal payments	(329)	(336)
Purchase of capped calls related to issuance of convertible senior notes	(43,168)	—
Proceeds from issuance of convertible senior notes	355,000	—
Proceeds from secured term loan	—	110,000
Repayments on secured term loans	(51,724)	(107,573)
Payment of debt issuance costs	(12,205)	(1,427)
Net cash provided by financing activities	256,682	7,369
Effect of exchange rate changes on cash and cash equivalents	(597)	43
Net increase (decrease) in cash and cash equivalents and restricted cash	108,868	(79,437)
Cash and cash equivalents, and restricted cash, beginning of period	166,434	245,871
Cash and cash equivalents, and restricted cash, end of period	$275,302	$166,434
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ROCKET LAB USA, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2024 AND 2023
(unaudited; in thousands)
The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
NET LOSS	$(52,345)	$(50,497)	$(190,175)	$(182,571)
Depreciation	5,854	4,571	20,367	16,034
Amortization	3,285	3,596	13,288	13,710
Stock-based compensation expense	16,872	10,063	56,816	53,461
Transaction costs	2,187	30	2,594	341
Interest expense, net	1,778	1,405	3,954	4,248
Change in fair value of contingent consideration	—	205	(218)	1,343
Performance reserve escrow	—	31	—	5,457
Provision for income taxes	675	1,011	764	3,650
(Gain) loss on foreign exchange	(378)	394	87	470
Accretion of marketable securities purchased at a discount	(650)	(1,179)	(2,922)	(4,780)
Gain on disposal of assets	(472)	(351)	(2,828)	(111)
Employee retention credit	—	—	—	(3,841)
Loss on extinguishment of debt	—	1,732	1,330	1,732
ADJUSTED EBITDA	$(23,194)	$(28,989)	$(96,943)	$(90,857)
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	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
GAAP Gross profit	$36,817	$15,492	$116,149	$51,409
Stock-based compensation	6,452	2,196	16,657	12,521
Amortization of purchased intangibles and favorable lease	1,751	1,710	6,998	6,839
Performance reserve escrow	—	1	—	210
Employee retention credit	—	—	—	(2,130)
Non-GAAP Gross profit	$45,020	$19,399	$139,804	$68,849
Non-GAAP Gross margin	34.0%	32.3%	32.0%	28.1%

GAAP Research and development, net	$48,255	$37,488	$174,394	$119,054
Stock-based compensation	(1,966)	(3,828)	(15,626)	(21,721)
Amortization of purchased intangibles and favorable lease	(226)	(314)	(912)	(647)
Employee retention credit	—	—	—	631
Non-GAAP Research and development, net	$46,063	$33,346	$157,856	$97,317

GAAP Selling, general and administrative	$40,111	$25,887	$131,556	$110,273
Stock-based compensation	(8,454)	(4,039)	(24,533)	(19,219)
Amortization of purchased intangibles and favorable lease	(1,046)	(1,378)	(4,320)	(5,585)
Transaction costs	(2,187)	(30)	(2,594)	(341)
Performance reserve escrow	—	(30)	—	(5,247)
Change in fair value of contingent consideration	—	(205)	218	(1,343)
Employee retention credit	—	—	—	1,080
Non-GAAP Selling, general and administrative	$28,424	$20,205	$100,327	$79,618

GAAP Operating expenses	$88,366	$63,375	$305,950	$229,327
Stock-based compensation	(10,420)	(7,867)	(40,159)	(40,940)
Amortization of purchased intangibles and favorable lease	(1,272)	(1,692)	(5,232)	(6,232)
Transaction costs	(2,187)	(30)	(2,594)	(341)
Performance reserve escrow	—	(30)	—	(5,247)
Change in fair value of contingent consideration	—	(205)	218	(1,343)
Employee retention credit	—	—	—	1,711
Non-GAAP Operating expenses	$74,487	$53,551	$258,183	$176,935

GAAP Operating loss	$(51,549)	$(47,883)	$(189,801)	$(177,918)
Total non-GAAP adjustments	22,082	13,731	71,422	69,832
Non-GAAP Operating loss	$(29,467)	$(34,152)	$(118,379)	$(108,086)

GAAP Total other income (expense), net	$(121)	$(1,603)	$390	$(1,003)
(Gain) loss on foreign exchange	(378)	394	87	470
Gain on disposal of assets	(472)	(351)	(2,828)	(111)
Loss on extinguishment of debt	—	1,732	1,330	1,732
Non-GAAP Total other income (expense), net	$(971)	$172	$(1,021)	$1,088
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